Consolidated Statements of Comprehensive Income/ (Loss) (Parenthetical) - CNY (¥) ¥ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Other comprehensive income, fair value remeasurement for available-for-sale investments, tax	¥ 0	¥ 0	¥ (98,456)
Other comprehensive loss, reclassification adjustment for disposal of available-for-sale debt investments, tax	0	0	96,606
Transactions with related parties included in revenues, cost of revenues and operating expenses are as follows (Note 23):
Net advertising revenues	17,068	28,629	37,639
Paid services revenues	23,516	29,959	30,950
Cost of revenues	(52,942)	(24,500)	(9,566)
Sales and marketing expenses	(1,168)	(2,465)	(2,692)
General and administrative expenses	¥ (4,874)	¥ (5,361)	¥ (5,044)
Class A ordinary shares
Number of ordinary shares that each ADS represents	48	48	48